Exhibit 10.15.1
ITC Ind Dev-New Trk 03/01/03
Form Approved, AVP-Law
INDUSTRY TRACK CONTRACT
ARTICLES OF AGREEMENT
          THIS AGREEMENT is made and entered into as of the 27th day of May, 2005, by and between UNION PACIFIC RAILROAD COMPANY, a Delaware corporation, to be addressed at 1400 Douglas Street, Omaha, NE 68179 (hereinafter the “Railroad”), and CXT, INC., a Delaware corporation, to be addressed at 2420 North Pioneer Lane, Spokane, WA 99216 (hereinafter the “Industry”).
RECITALS:
     The Industry desires the construction, maintenance and operation of a 5,135-foot Track A, 4,866-foot Track B, 647-foot Track C and 1,245-foot Track D (hereinafter “Track”) at or near Milepost 146.0, Kearney Subdivision, in Grand Island, Buffalo County, Nebraska, as shown on the attached drawing dated February 11, 2005, marked Exhibit A, hereto attached and hereby made a part hereof.
AGREEMENT:
          NOW, THEREFORE, IT IS MUTUALLY AGREED BY AND BETWEEN THE PARTIES HERETO AS FOLLOWS:
Article 1. RELATED AGREEMENT.
          This Agreement is made pursuant to the terms and conditions contained in the Agreement dated January 21, 2005, between the Railroad and Industry (the “CXT Tie Agreement”).
Article 2. TRACK IDENTIFICATION MARKERS.
          For the purpose of this Agreement, the following segments of the Track shall be identified as follows:
Track A

Engineering Station 0+00 -	the initial switch connection or sometimes referred to as the point of switch.

Engineering Station 1 +42 -	the initial 13—foot clearance point of the track. It is the point on the track where a rail car either being moved or stored on the track will not interfere with the movement of other rail cars on adjacent main, branch or lead trackage owned by the Railroad.

Engineering Station 51+35 -	the end of Track A.

Track C:
Engineering Station 0+00 -	the initial switch connection.
Engineering Station 1+36-	the initial 13-foot clearance point of the track.
Engineering Station 6+47 -	the end of Track C.
Article 3. PORTIONS OF TRACK TO BE CONSTRUCTED BY RAILROAD.
          The Railroad will construct all track depicted on Exhibit A as “Proposed R.R. Owned Track.”

1

ITC Ind Dev-New Trk 03/01/03
Form Approved, AVP-Law
Article 4. PORTIONS OF TRACK TO BE CONSTRUCTED BY INDUSTRY.
          A. The Industry, at its own expense and subject to the prior approval of the Railroad, will perform all grading and install all necessary drainage facilities required in connection with the construction of the Track to the standards and satisfaction of the Railroad, and arrange to modify any overhead and/or underground utilities to meet Railroad specifications.
          B. The Industry, at its own expense, will construct all track depicted on Exhibit A as “Proposed Ind. Owned Trackage.”
Article 5. RIGHT-OF-WAY AND PRIVILEGE.
          The Industry shall procure any needed right-of-way, public authority or permission for construction, maintenance and operation of the Track outside the limits of the Railroad’s right-of-way. The Industry shall pay any fees or costs imposed by any public authority or person for the privilege of constructing, maintaining and operating the Track.
Article 6. GRANT OF RIGHT; USE AND OPERATION OF THE TRACK.
          A. During the term hereof and subject to the terms and conditions set forth in this Agreement, Railroad hereby grants to Industry the right, at Industry’s sole cost and responsibility, to construct, own, keep, maintain, repair and use Industry’s private section of Track where located on and along Railroad’s right-of-way.
          B. The Railroad shall operate the Track subject to any applicable tariffs or rail transportation contracts and the terms of this Agreement, but the Railroad shall not be obligated to operate or maintain the Track (and the Industry shall not have any claim against the Railroad) if the Railroad is prevented or hindered from doing so by the Industry’s breach or by acts of God, public authority, strikes, riots, labor disputes, or other cause beyond its control. The Railroad shall have the right to use the Track when not to the detriment of the Industry.
          C. The Industry shall bear the cost of any modifications to the Railroad’s tracks, structures and communication facilities, other than track changes connected with the initial switch connection, required by the construction, reconstruction or operation of the Track.
          D. The use and operation of the Track shall also be in accordance with the terms and conditions set forth in Exhibit B, hereto attached and hereby made a part hereof.
Article 7. OWNERSHIP OF THE TRACK.
          A. The Railroad shall own the portion of Track A from the point of switch to the 13-foot clearance point and the portion of Track C from the point of switch to the 13-foot clearance point (hereinafter “Railroad-owned Track”).
          B. The Industry shall own the portion of Track A from the 13-foot clearance point to the end of the track, all of Track B, the portion of Track C from the 13-foot clearance point to the end of the track, and all of Track D (hereinafter “Industry-owned Track”).
Article 8. MAINTENANCE OF THE TRACK STRUCTURE (RAIL, TIES, BALLAST, OTHER TRACK MATERIAL).
          A. The Railroad, at its expense, shall maintain the track structure for the portion of Railroad-owned Track.

2

ITC Ind Dev-New Trk 03/01/03
Form Approved, AVP-Law
          B. The Industry, at its expense, shall maintain the track structure for the portion of Industry-owned Track.
Article 9. MAINTENANCE OF RIGHT-OF-WAY AND TRACK APPURTENANCES.
          A. The Railroad, at its expense, shall maintain the right-of-way and track appurtenances for the portion of Railroad-owned Track.
          B. The Industry, at its expense, shall perform the following maintenance of the right- of-way and track appurtenances for the portion of Industry-owned Track:
     1. Remove snow, ice, sand and other substances and maintain drainage and grading as needed to permit safe operation over the Track.
     2. Maintain all appurtenances to the Track (other than an automatic signal system), including without limitation, gates, fences, bridges, undertrack unloading pits, loading or unloading devices and warning signs above, below or beside the Track.
Article 10. INDUSTRY TO GIVE NOTICE; FLAGGING.
          The Industry shall comply with the flagging provisions contained in Section 1(j) of Exhibit B prior to entering Railroad’s right-of-way for the purpose of performing any construction or maintenance of the Track as set forth in this Agreement.
Article 11. CONSTRUCTION, MAINTENANCE AND REPAIRS BY INDUSTRY TO CONFORM TO RAILROAD STANDARDS.
          A. Track construction, maintenance and repair work performed by the Industry shall conform to the Railroad’s standards. If, in the judgment of the Railroad, any portion of the Track is non-conforming and/or unsafe for railroad operations, the Railroad shall not be obligated to operate over the Track.
          B. The Railroad, at the Industry’s expense, shall have the right, but not be required, to make repairs on the Industry-owned Track when requested by the Industry or when necessary to operate the Track safely.
Article 12. NON-DISCLOSURE; CONFIDENTIALITY.
          Except to the extent that disclosure of information contained in this Agreement is required by law, the contents of this Agreement shall not be disclosed or released by any party without the written consent of all other parties to this Agreement.
Article 13. TERM.
          This Agreement shall take effect as of the date of this Agreement and shall continue in full force and effect until terminated as herein provided.
Article 14. CONSENT OF THE RAILROAD TO CERTAIN FACILITIES OR OPERATIONS.
          The Railroad hereby consents to the construction, maintenance and operation by the Industry of three private road crossings as shown on Exhibit A; subject to the terms, provisions and conditions set forth in this Agreement and to any prior regulatory approval that may be needed.

3

ITC Ind Dev-New Trk 03/01/03
Form Approved, AVP-Law
Article 15. INSURANCE
          The Industry shall, at its sole cost and expense, procure and maintain during the term of this Agreement insurance coverage as set forth in Exhibit C, attached hereto and by this reference incorporated herein.
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate as of the date first herein written.

UNION PACIFIC RAILROAD COMPANY

	By.	/s/ Steven J. McLaws General Director — Industrial Development

Witness:	CXT, INC.

/s/ David L. Voltz	By	/s/ Stan L. Hasselbusch
Printed Name Stan L. Hassellbusch
	Title	CEO
Article 16.
The terms of the CXT Tie Agreement shall prevail over any conflicting terms herein, e.g. Industry’s right to remove its property would be governed by Section 2.9 of the Tie Agreement and not Section 7 of Exhibit B hereto.

4

ITC Ind Dev-New Trk 03/01/03 Form Approved, AVP-Law	EXHIBIT B
Section 1. SAFETY.
     (a) Clearances/Impairments. The Industry shall not permit or maintain any building, platform, fence, gate, vehicle, or other structure, obstruction or material of any kind, closer to the Track then the standard clearances of the Railroad without the prior written consent of the Railroad. The standard clearances of the Railroad are (i) horizontally, nine (9) feet from the centerline of the Track, and (ii) vertically, twenty-three (23) feet above the top of the rail of the Track. For any portion of the Track that is curved, the standard horizontal clearance shall be increased one and one-half inches for each degree of curvature. All doors, windows and gates shall be of the sliding type or open away from the Track if opening them toward the Track would impair clearances. Any moveable appliance, including, but not limited to, dock plates and loading or unloading spouts or equipment, that impairs the standard clearances only when in use, shall be securely stored or fastened by the Industry when not in use so as to not impair such clearances. If greater clearances are required by the National Electrical Safety Code or by statute, regulation or other competent public authority, the Industry shall comply therewith and shall obtain any necessary public authority and Railroad consent to impair clearances before creating an impairment. Any structure, material or other obstruction (whether in use or not) which is closer to the Track than the Railroad’s standard clearances or applicable public authority, whichever distance is greater, shall be considered an impairment, whether or not consented to or permitted by the Railroad or public authority.
     (b) Facilities. The Industry shall not construct, locate, maintain or permit the construction or erection of any pits, loadout facilities, buildings, private crossings, beams, pipes, wires, or other obstructions or installations of any kind or character (hereinafter “Facilities”) over or under the Track without the prior written consent of the Railroad.
     (c) Walkways. The Industry, at its expense, shall provide and maintain a Clear and safe pathway for Railroad employees along both sides of the Track beyond the clearance point. If walkways are required by statute or regulation, the Industry, at its expense, shall ensure that walkways are built and maintained to conform with such statute or regulation.
     (d) Industry to Train and Oversee Employees. The Industry shall have a non-delegable duty and responsibility to train and oversee its employees and agents as to proper and safe working practices while performing any work in connection with this Agreement, or any work associated with the Railroad serving the Industry over the Track.
     (e) Intraplant Switching. The Industry shall not perform, permit or cause intraplant switching without the prior written consent of the Railroad. Intraplant switching means the movement of rail cars on the Track by the Industry by any method and includes the Industry’s capacity to move rail cars, whether before, during or after any such movement.
     (f) Standards. The Industry shall comply with all applicable ordinances, regulations, statutes, rules, decisions and orders including, but not limited to, safety, zoning, air and water quality, noise, hazardous substances and hazardous wastes (hereinafter “Standards”) issued by any federal, state or local governmental body or agency (hereinafter “Authority”). If the Industry is not in full compliance with any Standards issued by any authorized Authority, the Railroad, after notifying the Industry of its noncompliance and the Industry’s failure within twenty days of such notice to correct such noncompliance, may elect to take whatever action is necessary to bring the Track and any Railroad property into compliance with such Standards; PROVIDED, HOWEVER, that if Industry’s failure to comply with Standards interferes with, obstructs or endangers Railroad mainline or yard operations in any way, Railroad may initiate compliance action immediately. The Industry shall reimburse the Railroad for all costs (including, but not limited to, consulting, engineering, clean-up, disposal, legal costs and attorneys’ fees, fines and penalties) incurred by the Railroad in complying with, abating a violation of, or defending any claim of violation of such Standards. A waiver by the Railroad of the breach by the Industry of any covenant or condition of this Agreement shall not impair the right of the Railroad to avail itself of any remedy for any subsequent breach thereof.
     (g) Railcars Containing Hazardous Materials. If the Industry uses the Track for the purpose of shipping, receiving or storing railcars containing hazardous materials, as defined by the Department of Transportation (the “DOT”). The Industry will comply with and abide by all DOT regulations as set out in 49 Code of Federal Regulations, Parts 100-199, inclusive, as amended from time to time, and provisions contained in applicable Circular’s of the Bureau of Explosives, Association of American Railroads, including any and all amendments and supplements thereto. The term “Standards” defined in Section 1 (f) shall include (but is not limited to) regulations referenced in this subsection (g).
     (h) Telecommunications and Fiber Optic Cable Systems. Telecommunications and Fiber optic cable systems may be buried on the Railroad’s property. Industry shall telephone the Railroad during normal business hours (7:00 a.m. to 9:00 p.m., Central Time, Monday through Friday, except holidays) at 1-800-336-9193 (also a 24-hour, 7-day number for emergency calls) to determine if telecommunications or fiber optic cable are buried anywhere on the Railroad’s premises to be used by the Industry. If it is, Industry will telephone the telecommunication company(ies) involved, arrange for a cable locator, and make arrangements for relocation or other protection of the cable and will commence no work on Railroad’s property until all such protection or relocation has been accomplished.
Exhibit B

ITC Ind Dev-New Trk 03/01/03 Form Approved, AVP-Law	EXHIBIT B
     (i) Fire Precautions. Industry shall not permit, place, pile, store, or stack any flammable material within ten (10) feet of centerline of the Track. Industry shall remove or otherwise control vegetation adjacent to the Track so that it does not constitute a fire hazard. Industry shall ensure that suitable firefighting equipment is available and in working order.
     (j) Notice and Flagging. Prior to entering Railroad’s right of way or other property for the purpose of performing any maintenance, repair, or reconstruction of the Track as set forth in this Agreement, and/or constructing additional track segments connecting to the Track, the Industry and/or its contractors are required to first notify the Railroad’s local Manager of Track Maintenance at least ten (10) working days in advance of such work so that the Railroad can determine if flagging and/or other protection is needed. If Railroad deems that flagging and/or other protection is needed, no work of any kind shall be performed, and no person, equipment, machinery, tool(s), material(s), vehicles(s), or thing(s) shall be located, operated, placed, or stored within 25 feet of the Track or any other track of Railroad at any time, for any reason, unless and until a Railroad flagman is provided to watch for trains. If flagging or other special protective or safety measures are performed by the Railroad, such services will be provided at Industry’s expense with the understanding that if the Railroad provides any flagging or other services, the Industry shall not be relieved of any of its responsibilities or liabilities set forth herein. Industry shall promptly pay to Railroad all charges connected with such services within 30 days after presentation of a bill. The rate of pay per hour for each flagman will be the prevailing hourly rate in effect for an eight hour day for the class of flagman used during regularly assigned hours and overtime in accordance with Labor Agreements and Schedules in effect at the time the work is performed. In addition to the cost of such labor, a composite charge for vacation, holiday, health and welfare, supplemental sickness, Railroad Retirement and Unemployment Compensation, supplemental pension, Employer’s Liability and Property Damage and Administration will be included, computed on actual payroll. The composite charge will be the prevailing composite charge in effect on the day that the flagging is provided. One and one-half times the current hourly rate is paid for overtime, Saturdays and Sundays; two and one-half times current hourly rate for holidays. Wage rates are subject to change, at any time, by law or by agreement between the Railroad and its employees, and may be retroactive as a result of negotiations or a ruling of an authorized Governmental Agency. Additional charges on labor are also subject to change. If the wage rate or additional charges are changed, the Industry shall pay on the basis of the new rates and charges. Reimbursement to the Railroad will be required covering the full eight hour day during which any flagman is furnished, unless the flagman can be assigned to other Railroad work during a portion of such day, in which event reimbursement will not be required for the portion of the day during which the flagman is engaged in other Railroad work. Reimbursement will also be required for any day not actually worked by said flagman following the flagman assignment to work on the project for which the Railroad is required to pay the flagman and which could not reasonably be avoided by the Railroad by assignment of such flagman to other work, even though the Industry and/or Industry’s contractors may not be working during such time. When it becomes necessary for the Railroad to bulletin and assign an employee to a flagging position in compliance with union collective bargaining agreements, the Industry or Industry’s contractors must provide the Railroad a minimum of five (5) days notice prior to the cessation of the need for a flagman. If five (5) days notice of cessation is not given, the Industry will still be required to pay flagging charges for the five (5) day notice period required by union agreement to be given to the employee, even though flagging is not required for that period. An additional ten (10) days notice must then be given to the Railroad if flagging services are needed again after such five (5) day cessation notice has been given Railroad.
Section 2. LIABILITY.
     (a) For purposes of this Section, the following definitions shall apply:
     (1) “Railroad”: the Railroad and its officers, agents and employees.
     (2) “Industry”: the Industry and its officers, agents and employees.
     (3) “Party”: the Railroad or the Industry.
     (4) “Third Person”: any individual, corporation or entity other than the Railroad or the Industry.
     (5) “Loss” means loss of or damage to the property of any Third Person or Party and/or injury to or death of any Third Person or Party. “Loss” shall also include, without limitation, the following associated expenses incurred by a Party: costs, expenses, the cost of defending litigation, attorneys’ fees, expert witness fees, court costs, the amounts paid in settlement, the amount of the judgment, and pre-judgment and post-judgment interest and expenses arising from analysis and cleanup of any incident involving the release of hazardous substances or hazardous wastes.
Exhibit B

ITC Ind Dev-New Trk 03/01/03 Form Approved, AVP-Law	EXHIBIT B
     (b) Except as otherwise specifically provided in this Agreement, all Loss related to the construction, operation, maintenance, use, presence or removal of the Track shall be allocated as follows:
     (1) The Railroad shall indemnify Industry from and against Loss arising from or growing out of the negligent acts or omissions of the Railroad.
     (2) The Industry shall indemnify Railroad from and against Loss arising from or growing out of the negligent acts or omissions of the Industry or arising from:
     (i) any impairment of the Track by Industry as described in Section 1(a);
     (ii) the Industry’s failure to construct or adequately maintain pathways or walkways as required by Section 1(c);
     (iii) intraplant switching as defined by Section 1(e);
     (iv) the Industry’s failure to comply with Standards, as required by Section 1(f); or
     (v) any explosion or leakage or evaporation of hazardous substances or hazardous wastes shipped, received or stored by Industry resulting from Industry’s failure to comply with DOT and other applicable regulations as set forth in Sections 1(f) and 1(g) of Exhibit B.
     (vi) any damage to Industry’s cargo or commodity stored in railcars on the Track resulting from any act or event beyond the control of Railroad including, without limitation, any Act of God and specifically including water damage from whatever source including drainage runoff and leakage.
     (3) Subsection 2(b)(2), subparagraphs (i) through (v), apply regardless of whether the Railroad had notice of, consented to, or permitted the aforesaid impairments, failures, non-compliance with Standards, wastes or substances, and whether or not the Railroad or a Third Person contributes to cause the Loss.
     (4) Except as otherwise more specifically provided in this Agreement, Railroad and Industry shall pay equal parts of the Loss that arises out of the joint or concurring negligence of the Railroad and the Industry, whether or not the acts or omissions of a Third Person contribute to cause the Loss; PROVIDED, however, that nothing in this Agreement shall be construed as impairing the right of either party to seek contribution or indemnification from a Third Person.
     (5) Industry expressly and specifically assumes potential liability under this subsection (b) for claims or actions brought by Industry’s own employees. Industry waives any immunity it may have under worker’s compensation or industrial insurance acts to indemnify Railroad under this subsection (b). Industry acknowledges that this waiver was mutually negotiated by the parties hereto.
     (6) No court or jury findings in any employee’s suit pursuant to any worker’s compensation act or the Federal Employer’s Liability Act against a party to this Agreement may be relied upon or used by Industry in any attempt to assert liability against Railroad.
Section 3. REARRANGEMENT OF TRACK; ADDITIONAL TRACKAGE.
          (a) The Railroad may rearrange or reconstruct the Track or modify its elevation in order to develop or change nearby Railroad property or tracks, provided that the Industry shall continue to have similar trackage without additional cost to the Industry. If, however, the change in the Track, or its appurtenances, is required by or as a result of any law, ordinance, regulation, or other contingency over which the Railroad has no control, the Industry shall bear the cost of the change.
          (b) All references in this Agreement to Track shall apply to the Track as constructed, even if it differs or varies from its depiction on Exhibit A. References in this Agreement to Track shall also apply to rearrangements, reconstructions, extensions or additions to the Track.
Section 4. PAYMENT OF BILLS; ASSIGNABLE COSTS.
          (a) Bills for expenses properly chargeable to the Industry pursuant to this Agreement shall be paid by the Industry within thirty days after presentation by the Railroad except as otherwise provided. Bills not paid within thirty days shall be subject to interest at the then current rate charged by the Railroad.
Exhibit B

ITC Ind Dev-New Trk 03/01/03 Form Approved, AVP-Law	EXHIBIT B
     (b) “Cost” or “expense” for the purpose of this Agreement shall be all assignable costs and expenses including all current Railroad cost additives. Material shall be charged at its current value when and where used. Assignable costs are any costs incurred by the Railroad that are directly or Indirectly attributable to the construction, maintenance or operation of the Track that the Railroad has not specifically agreed to pay under the terms of this Agreement.
Section 5. GOVERNMENTAL RESTRICTIONS.
          This Agreement is made subject to all applicable laws, rules and regulations of the United States Government or any state, municipal, or local governmental authority now or hereafter in effect.
Section 6. TERMINATION.
     (a) This Agreement shall terminate automatically upon termination of the CXT Tie Agreement for any reason.
     (b) Industry may terminate this Agreement upon thirty (30) days’ written notice to Railroad.
     (c) Railroad may terminate this Agreement by sending thirty (30) days’ written notice to Industry’s last known address:
     (1) if Industry does not use the Track in an active and substantial way for a continuous period of six (6) months; PROVIDED, HOWEVER, that Industry has the option after receipt of such notice to pay an annual fee towards the cost of maintaining the switch connection up to the clearance point. The Railroad’s notice of termination for lack of use shall state the current amount of the annual fee and how frequently it may be adjusted. Industry may accept the option by payment of the annual fee before the termination becomes effective on the thirtieth day after notice was mailed; or
     (2) if continued operation of Track (including but not limited to the switch connection itself) becomes impracticable due to abandonment or embargo of rail lines, or if the continued presence of the Track would interfere with Railroad operations (including but not limited to, line changes, construction of new lines, or railroad installation of facilities). In the event Railroad terminates this Agreement pursuant to this subparagraph, Railroad shall attempt to provide Industry a substitute switch connection if such a switch connection would be reasonably practicable, could be made safely, and would furnish sufficient business to justify the cost of construction and maintenance.
     (d) Termination of this Agreement for any reason shall not affect any of the rights or obligations that the parties hereto may have accrued, or liabilities, accrued or otherwise, which may have arisen prior thereto.
Section 7. SURRENDER UPON TERMINATION.
          Upon termination of this Agreement howsoever, the Industry shall vacate and surrender the quiet and peaceable possession of any right-of-way or other property owned by the Railroad upon which the Track is located. The Railroad shall have the right to remove the portion of the Track it owns. Not later than the last day of the term of this Agreement, the Industry, at its sole cost and expense, shall (a) remove from the Railroad’s right-of-way or other property all (i) portions of the Track owned by the Industry, (ii) obstructions, (iii) contamination caused by or arising from the use of the Track for purposes of the Industry, Facilities (as defined in Section 1(b)) and other property not belonging to the Railroad or a third party, located thereon and (b) restore the Railroad’s right-of-way to as good a condition as the same was in before the date of this Agreement. If the Industry fails to perform such removal and restoration, or if the work performed by the Industry is not satisfactory to the Railroad, the Railroad may perform the work at Industry’s expense. Any portion of the Track owned by Industry and not removed as provided herein may, at Railroad’s election, be deemed abandoned and Railroad, at Industry’s sole cost and expense, may remove such portion(s) of the Track from Railroad’s property and dispose of same and restore Railroad’s property. If Railroad performs such track removal and/or disposal, the Industry agrees to reimburse the Railroad, within thirty (30) days of its receipt of billing from the Railroad, for all costs and expenses incurred by Railroad (less any resulting salvage value) in connection therewith.
Exhibit B

ITC Ind Dev-New Trk 03/01/03 Form Approved, AVP-Law	EXHIBIT B
Section 8. NOTICES.
     (a) Any notice, consent or approval that either party hereto desires or is required to give to the other party under this Agreement shall be in writing. The notice, consent or approval shall be deemed to have been given to the Industry by serving the Industry personally or by mailing the same, postage prepaid, to the Industry at the last address known to the Railroad. Notice may be given to the Railroad by mailing the same, postage prepaid to Union Pacific Railroad Company, Attention: Real Estate Department, 1400 Douglas Street, Omaha, Nebraska 68179.
     (b) Notices involving a notice of default or termination shall be by certified mail, return receipt requested, and such notice shall be deemed given on the date deposited with the United States Postal Service.
Section 9. ASSIGNMENT; USE BY THIRD PARTIES.
          The Industry shall not assign this Agreement or permit use of the Track by anyone other than the Industry without the prior written consent of the Railroad. The Industry shall notify the Railroad in writing of any assignment to an affiliate prior to the effective date of the assignment. For any departure from the terms of this Section, the Railroad may terminate this Agreement. The Railroad shall not unreasonably withhold its consent to an assignment of this Agreement.
Section 10. SUCCESSORS AND ASSIGNS.
          Subject to the provisions of Section 9, the rights and obligations contained in this Agreement shall pass to and be binding upon the heirs, executors, administrators, successors and assigns of the parties to this Agreement.
Exhibit B

Exhibit C

Client#: 15056 LBFOST

ACORD™ CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 01/11/05

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
		GENERAL LIABILITY ☐ COMMERCIAL GENERAL LIABILITY ☐ CLAIMS MADE ☐ OCCUR ☐ ☐ GEN'L AGGREGATE LIMIT APPLIES PER: ☐ POLICY ☐ PRO-JECT ☐ LOC				EACH OCCURRENCE	$
						DAMAGE TO RENTED PREMISES (Ea occurence)	$
						MED EXP (Any one person)	$
						PERSONAL & ADV INJURY	$
						GENERAL AGGREGATE	$
						PRODUCTS - COMP/OP AGG	$
A A		AUTOMOBILE LIABILITY X ANY AUTO ☐ ALL OWNED AUTOS ☐ SCHEDULED AUTOS X HIRED AUTOS X NON-OWNED AUTOS X PHYSICAL DAMAGE IS SELF-INSURED	8100308B464TIL05 CAP200D8675COF05	01/01/05 01/01/05	01/01/06 01/01/06	COMBINED SINGLE LIMIT (Ea accident)	$1,000,000
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY ☐ ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
		EXCESS/UMBRELLA LIABILITY ☐ OCCUR ☐ CLAIMS MADE ☐ ☐ DEDUCTIBLE ☐ RETENTION $				EACH OCCURRENCE	$
						AGGREGATE	$
							$
							$
							$
		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below				WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	$
						E.L. DISEASE - EA EMPLOYEE	$
						E.L. DISEASE - POLICY LIMIT	$
		OTHER					

LBFOST
ACORD(Tm) CERTIFICATE OF LIABILITY INSURANCE DATE (MM/DD/YYYY) 01/11/05 PRODUCER The HDH Group, Inc. P&C US Steel Tower, Suite 1100 600 Grant Street Pittsburgh, PA 15219-2804 THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. INSURERS AFFORDING COVERAGE INSURED L.B. Foster Company CXT, Inc. 415 Holiday Drive Pittsburgh, PA 1S220 COVERAGES
insurer* St. Paul Travelers 25658 INSURER B: INSURER C: INSURER D: INSURER E ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. TYPE OF INSURANCE GENERAL LIABILITY COMMERCIAL GENERAL LIABILITY OCCUR CLAIMS MADE GEN-L AGGREGATE LIMIT APPLES PER: POLICY NUMBER POLICY EFFECTIVE date (mm/dd/yyyy) POLICY EXPIRATION DATE (MM/DD/YYYY) LIMITS
EACH OCCURRENCE $ $ MED EXP (Any one person) $ PERSONAL SAW INJURY $ GENERAL AGGREGATE $ PRODUCTS — COMP/OP AGG $ POLICY AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS HIRED AUTOS NON-OWNED AUTOS PHYSICAL DAMAGE IS SELF-INSURED GARAGE LIABILITY ANY AUTO EXCESS/UMBRELLA LIABILITY OCCURCLAIMS MADE DEDUCTIBLE RETENTION $ WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below 8100308B464TIL05 CAP200D8675COF05 01/01/05 01/01/03 01/01/06 01/01/06
COMBINED SINGLE LIMIT (Ea accident] $1,000,000 BODILY INJURY (Per person) $ BODILY INJURY (WraccMBit) $ PROPERTY DAMAGE (Per accident) $ AUTO ONLY — EA ACCIDENT $ OTHER THAN EA ACC $ AUTO ONLY: AGG $ EACH OCCURRENCE $ AGGREGATE $ $ $ $ E.L EACH ACCIDENT $ E.L DISEASE • EA EMPLOYEE ! E.L. DISEASE -POLICY LIMIT $ OTHER DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS The above referenced policy Includes a Workers’ Compensation & Employee exclusion which applies only to LB Foster’s employees. The above referenced policy does not Include a railroad exclusion or explosion, collapse and underground hazard exclusion. Severability of Interest is See Attached Descriptions) CERTIFICATE HOLDER Union Pacific Railroad CANCELLATION SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATETHEREOF.THEISSUINS1NSURERWIU.ENOEAVORTOHAIL 30 DAY WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UFON THE INSURER, ITS AGENTS OR REPRESENTATIVES. AUTHORIZED REPRESENTATIVE Exhibit C Page 2 of 5 IMPORTANT If the certificate holder Is an ADDITIONAL INSURED, the pollcy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsements). If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s). DISCLAIMER The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon. Included in the policy form. DESCRIPTIONS (Continued from Page 1) Exhibit C Page 3 of 5
ACORD 25 (2001/08) 1 of 3	#M104846	LF0	© ACORD CORPORATION 1988

Exhibit C

IMPORTANT
If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).
If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).
DISCLAIMER
The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

ACORD 25-S (2001/08)	2 of 3	#M104846

Exhibit C

DESCRIPTIONS (Continued from Page 1)

Included in the policy form.

AMS 25.3 (2001/08)	3 of 3	#M104846

Exhibit C

PRODUCER THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS Marsh USA Inc. no rights upon the certificate holder other than those provided in the Six PPG Place, Suite 300 policy. this certificate does not amend, extend or alter the coverage Pittsburgh, PA 15222 afforded by the policies described herein. Attn:Myles Rooney (412)552-5160 COMPANIES AFFORDING COVERAGE
COMPANY 051823-ALL-05/06 L.B. A STEADFAST INSURANCE COMPANY
INSURED COMPANY L. B. FOSTER COMPANY B ZURICH INSURANCE COMPANY ATTN: David Russo PO Box 2806 COMPANY Pittsburgh, PA 15230 C SENTRY INSURANCE COMPANY
COMPANY
THIS IS TO CERTIFY THAT POLICIES OF INSURANCE DESCRIBED HEREIN HAVE BEEN ISSUED TO THE INSURED NAMED HEREIN FOR THE POLICY PERIOD INDICATED.
PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, CONDITIONS AND EXCLUSIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
CO TYPE OF INSURANCE POLICY NUMBER POLICY EFFECTIVE POLICY EXPIRATION LTR TYPE OF INSURANCE POLICY NUMBER DATE (MM/DD/YY) DATE (MM/DD/YY) LIMITS
GENERAL LIABILITY GENERAL AGGREGATE $ 2,000,000 A X COMMERCIAL GENERAL LIABILITYSCO 3872553-03 01/01/05 01/01/06 PRODUCTS — COMP/OP AGG $ 2,000,000 CLAIMS MADE [X | OCCUR PERSONAL 4 ADV INJURY $ 1,000,000 OWNER’S 4 CONTRACTOR’S PROT EACH OCCURRENCE $ 1,000,000 X DEDUCTIBLE — $ 250,000/occUr. fire damage (Any one fire) $ 300.000 X $1,000,000 Ded. Aggregate med exp (Any one person) $ 10,000 AUTOMOBILE LIABILITY COMBINED SINGLE LIMIT $ ANY AUTO ALL OWNED AUTOS BODILY INJURY SCHEDULED AUTOS HIRED AUTOS BODILY INJURY NONOWNED AUTOS (Per accident)
PROPERTY DAMAGE $
GARAGE LIABILITY AUTO ONLY-EA ACCIDENT $ ANY AUTO OTHER THAN AUTO ONLY: EACH ACCIDENT $ AGGREGATE $ EXCESS LIABILITY EACH OCCURRENCE $ 10,000,000
B X uMBRELLA FORM AUC 9378203-01 01/01/05 01/01/06 AGGREGATE___$ 10,000,000
I OTHER THAN UMBRELLA FORM $WORKERS COMPENSATION AND 1 X WC STATU- OTH- EMPLOYERS’ LIABILITY TORY LIMITS |_I3_ C 90-14714-01 (AOS)) 01/01/05 01/01/06 EL EACH ACCIDENT Si 1,000,000
C THE PROPRIETOR/ [X] |NCL 90-14714-02 (MA & OR) 01/01/05 01/01/06 EL DISEASE-POLICY LIMIT $ I,000,000 PARTNERS/EXECUTIVE OFFICERS ARE: EXCLEL DISEASE-EACH EMPLOYEE $1,000,000 OTHER
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS Union Pacific Railroad Is named Additional Insured but only with regard to those sums that L. B. Foster Company becomes legally obligated to pay as damages because of bodily injury or property damage to which this general liability policy applies. Includes a Waiver of Subrogation where permitted by law. The exclusions for railroads (except where the Job Site is more than fifty feet (50’) from any railroad including but not limited to tracks, bridges, trestles, roadbeds, terminals, underpasses or crossings), and explosion, collapse and underground hazard shall be removed.
SHOULD ANY OF THE POLICIES DESCRIBED HEREIN BE CANCELLED BEFORE TOE EXPIRATION DATE THEREOF, THE INSURER AFFORDING COVERAGE WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO TOE Union Pacific Railroad CERTIFICATE HOLDER NAMED HEREIN. BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR 1416 Dodge Street Omaha, NE 68179 liability of any kind upon the insurer affording coverage. its agents or representatives, or the
ISSUER OF THIS CERTIFICATE, MARSH USA INC. by /s/ R Scott Holder,

Exhibit C

ADDITIONAL INFORMATION

CLE-001179812-10

DATE (MM/DD/YY) 01/21/05

PRODUCER	COMPANIES AFFORDING COVERAGE
Marsh USA Inc. Six PPG Place, Suite 300 Pittsburgh, PA 15222 Attn: Myles Rooney (412) 552-5160 051823--ALL-05/06 L.B.	COMPANY E COMPANY F
INSURED L. B. FOSTER COMPANY ATTN: David Russo PO Box 2806 Pittsburgh, PA 15230	COMPANY G COMPANY H

TEXT

CERTIFICATE HOLDER

Union Pacific Railroad
1416 Dodge Street
Omaha, NE 68179

MARSH USA INC. BY
R Scott Holden R. Scott Holden

Page

ADDITIONAL INFORMATIN CLE-00117812-10 PRODUCER
Marsh USA Inc. COMPANIS AFFORDING COVERAGE Six PPG Place, Suite 300 company Pittsburgh, PA 15222 E Attn: Myles Rooney (412) 552-5160
COMPANY F 051823-ALL-05/06 L.B.
INSURED COMPANY L. B, FOSTER COMPANY ATTN: David Russo G PO Box 2806 Pittsburgh, PA 15230
COMPANY H
TEXT
The Workers Compensation policy contains an Alternate Employer Endorsement in favor of the Union Pacific Railroad. The General Liability Policy Includes an endorsement providing Severability of Interest. The Umbrella Policy follows forms.
CERTIFICATE HOLDER
Union Pacific Railroad 1416 Dodge Street Omaha, NE 8179
MARSH USA INC. BY

Note: — T.O. for ZTS Tracks # 011019, and 012 have been relocated

No.9
12 °30'
No.9
No.9
No.9
No.9
7 °
12 °30'
10 °
1°
No.9
No.9
No.9
10 °
Track No.727

M/L No.1
M/L No.2
Aurora Trks To Be Relocated
No.9
BOLLARDS AND POWER FEED

MFS YORK